UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 4, 2007

                                  -------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


       North Carolina                   1-13408                  56-1362926
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas     75225
               (Address of Principal Executive Offices)       (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01.      Regulation FD Disclosure

On April 4, 2007, Digital Recorders, Inc. noted that senior management will discuss fiscal year 2006 results and the fiscal year 2007 outlook during an investors' conference call on April 5, 2007, at 11 a.m. (Eastern).

In the same press release, the Company announced that its independent, registered public accounting firm included a going-concern qualification in its opinion within the Company's Annual Report on Form 10-K for the period ended December 31, 2006, which was filed with the Securities and Exchange Commission on March 28, 2007. The Annual Report on Form 10-K is available via the Company's Web site, www.digrec.com.

In the same press release, the Company announced that the DRI Annual Meeting of Shareholders will take place June 13, 2007, at the Hilton Raleigh-Durham Airport at Research Triangle Park, located at 4810 Old Page Road in Research Triangle Park, N.C. Registration and continental breakfast will begin at 9:30 a.m. (Eastern) and the business meeting will begin at 10 a.m. (Eastern). Shareholders of record at the close of business on April 25, 2007, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.      Financial Statements and Exhibits

(a)     Exhibits.

        99.1    Press release dated April 4, 2007.

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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIGITAL RECORDERS, INC.

Date: April 4, 2007                     By:    /s/ STEPHEN P. SLAY
                                               --------------------------------
                                               Stephen P. Slay
                                               Vice President, Chief Financial
                                               Officer, Treasurer, and Secretary


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INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 99.1           Press release dated April 4, 2007.